Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
          In connection with the Quarterly Report of Great Wall Acquisition Corporation on Form 10-QSB/A for the quarter ended September 30, 2006 as filed with the Securities and Exchange Commission (the “Report”), I, Kin Shing Li, Chairman of the Board, Chief Executive Officer and Secretary of Great Wall Acquisition Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
          1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Great Wall Acquisition Corporation as of and for the period covered by the Report.
          Pursuant to the rules and regulations of the Securities and Exchange Commission, this certification is being furnished and is not deemed filed.

Dated: November 30, 2006	/s/ Kin Shing Li
Kin Shing Li
Chairman of the Board, Chief Executive Officer
and Secretary (Principal Executive Officer and
Principal Financial and Accounting Officer)

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